UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The information disclosed in Item 1.01 of the current report on Form 8-K of Helios and Matheson Analytics Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 11, 2018 (the “January 11, 2018 Report”) is incorporated by reference into this current report on Form 8-K (this “Current Report”). The documents referenced below, namely the Securities Purchase Agreement, the Series A-1 Note, the Series B-1 Note, the Investor Note, the Note Purchase Agreement, the Master Netting Agreement, the Guaranty and the Voting and Lockup Agreements are the same documents as defined in the January 11, 2018 Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 23, 2018 (the “Closing Date”), pursuant to the Securities Purchase Agreement, dated as of January 11, 2018, by and between the Company and an institutional investor (the “Buyer”), the Company completed the sale and issuance of a Series A-1 Note and a Series B-1 Note to the Buyer in the aggregate principal amount of $25,000,000 and $35,000,000, respectively (collectively, the “Notes”), for aggregate consideration in the amount of $60,000,000 received by the Company on the Closing Date consisting of (i) a cash payment in the aggregate amount of $25,000,000, and (ii) a secured promissory note payable by the Buyer to the Company (the “Investor Note”) in the aggregate principal amount of $35,000,000 (the “Financing”). The maturity date of the Notes is January 23, 2020. The maturity date of the Investor Note is January 23, 2060. On the Closing Date, in connection with the closing of the Financing:

●	the Company issued the Notes;

●	the Company and the Buyer entered into the Note Purchase Agreement, pursuant to which the Buyer issued the Investor Note;

●	the Company and the Buyer entered into the Master Netting Agreement;

●	MoviePass Inc. entered into the Guaranty in favor of the Buyer; and

●	Theodore Farnsworth, the Chief Executive Officer and Chairman of the Board of the Company, and Helios & Matheson Information Technology Ltd, of which Muralikrishna Gadiyaram, a director of the Company, is the chief executive officer, and its wholly-owned subsidiary, Helios & Matheson Inc., who collectively own approximately 17% of the Company’s issued and outstanding common stock as of the Closing Date, entered into the Voting and Lockup Agreements with the Company.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Current Report is hereby incorporated by reference into this Item 3.02.

As previously disclosed in the January 11, 2018 Form 8-K, Canaccord Genuity, Inc. (“Canaccord”) acted as placement agent for the Financing. Canaccord is entitled to (1) $1,000,000 in placement agent cash compensation in connection with the sale of the Series A-1 Note, and (2) four percent (4%) of gross proceeds received by the Company if and when the Buyer makes a cash payment under the Investor Note.

In addition, Palladium Capital Advisors, LLC (“Palladium”) is entitled to (1) a fee tail cash payment equal to $1,000,000 and (2) a warrant to purchase 174,826 shares of common stock at an exercise price per share equal to $11.44, in connection with the purchase of the Series A-1 Note by the Buyer. In addition, if and when the Company receives a cash payment from the Buyer under the Investor Note, Palladium will receive (1) four percent (4%) of gross proceeds actually received by the Company, and (2) warrants to purchase shares of common stock in an amount equal to eight percent (8%) of the number of shares of common stock into which such corresponding amount of Unrestricted Principal (as defined in the Series B-1 Note) is initially convertible at $11.44, not including any Make-Whole Amount (as defined in the Notes). Assuming all of the Restricted Principal (as defined in the Series B-1 Note), initially $35,000,000, becomes Unrestricted Principal, Palladium will receive warrants to purchase up to 244,756 shares of the Company’s common stock. The warrants to be issued to Palladium as described above are collectively referred to as the “Warrant” and the shares under the Warrant are referred to as the “Warrant Shares”.

The Notes, the shares of common stock issuable upon conversion of the Notes (the “Conversion Shares”), the Warrant and the Warrant Shares were offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder. The Buyer represented to the Company that such Buyer is an “accredited investor” as defined in Regulation D of the Securities Act and that the Notes and the Conversion Shares are being acquired solely for such Buyer’s own account and for investment purposes and not with a view to the future sale or distribution of any such securities by such Buyer. Appropriate legends were affixed to the Notes and the Warrant and will be affixed to the Conversion Shares and the Warrant Shares upon issuance.

1

The above discussion does not purport to be a complete description of the Warrant described in this Current Report and it is qualified in its entirety by reference to the full text of such document, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Notes issued by the Company (incorporated by reference to Exhibit 4.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
4.2	Form of Investor Note issued by the Buyer (incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
4.3	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.4 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 13, 2017).
10.1	Form of Securities Purchase Agreement, by and between the Company and the Buyer (incorporated by reference to Exhibit 10.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.2	Form of Note Purchase Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.3	Form of Master Netting Agreement (incorporated by reference to Exhibit 10.3 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.4	Form of Guaranty (incorporated by reference to Exhibit 10.4 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.5	Form of Voting and Lockup Agreement for Theodore Farnsworth (incorporated by reference to Exhibit 10.5 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.6*	Form of Voting and Lockup Agreement for HMIT.

* Filed herewith.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2018

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Notes issued by the Company (incorporated by reference to Exhibit 4.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
4.2	Form of Investor Note issued by the Buyer (incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
4.3	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.4 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 13, 2017).
10.1	Form of Securities Purchase Agreement, by and between the Company and the Buyer (incorporated by reference to Exhibit 10.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.2	Form of Note Purchase Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.3	Form of Master Netting Agreement (incorporated by reference to Exhibit 10.3 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.4	Form of Guaranty (incorporated by reference to Exhibit 10.4 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.5	Form of Voting and Lockup Agreement for Theodore Farnsworth (incorporated by reference to Exhibit 10.5 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on January 11, 2018).
10.6*	Form of Voting and Lockup Agreement for HMIT.

* Filed herewith.

4